Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

NOTE 17 — COMMITMENTS AND CONTINGENCIES

Leases. We lease office facilities and certain equipment under various operating leases. A majority of these leases are non-cancelable and obligate us to pay costs of maintenance, utilities, and applicable taxes. The leases on most of the office facilities contain escalation clauses and renewal options. Rental expense is recorded on a straight-line basis over the life of the lease. Total rent expense was $21.0 million, $17.8 million and $17.8 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Minimum lease commitments under non-cancelable operating leases as of December 31, 2011 are as follows (in thousands):

Year ending December 31:	Minimum Lease Commitment
2012	$20,068
2013	12,964
2014	6,661
2015	3,210
2016	428
Thereafter	—

Total minimum lease commitments	$43,331

Patent Litigation. On August 27, 2010, we filed a complaint in the United States District Court for the District of Utah against Centrify Corporation and Likewise Software alleging that Centrify's DirectControl software and Likewise's Enterprise software infringe Quest's United States Patent No. 7,617,501 (the "'501 Patent"). Our complaint seeks money damages, costs, attorneys' fees, and the entry of permanent injunctions against each defendant. On December 27, 2011, pursuant to an agreement between the parties, the Court issued an order staying the lawsuit until ninety days after the earlier of (a) the conclusion of all reexamination-related appeals by the Board of Patent Appeals and Interferences pertaining to the '501 Patent and the '005 Patent; (b) if appeals to the Board of Patent Appeals and Interferences are taken in one, but not both of the reexamination proceedings pertaining to the '501 Patent and the '005 Patent, the decision of all reexamination-related appeals by the Board of Patent Appeals and Interferences in the appealed case; or (c) the deadline for the parties to file appeals to the Board of Patent Appeals and Interferences passes in the reexamination proceedings pertaining to both the '501 Patent and the '005 Patent without an appeal being timely filed in either proceeding.

On August 30, 2010, Centrify filed a complaint in the United States District Court for the Northern District of California against Quest alleging that our Authentication Services software infringes Centrify's United States Patent No. 7,591,005 (the "'005 Patent"). Centrify's complaint seeks an unspecified amount of money damages, costs, attorneys' fees, and a permanent injunction. On September 20, 2011, Centrify filed an additional complaint in the United States District Court for the Northern District of California against Quest alleging that our Authentication Services software infringes United States Patent No. 8,024,360 (the "'360 Patent"). Centrify's complaint seeks an unspecified amount of money damages, costs, attorneys' fees, and a permanent injunction. On December 23, 2011, pursuant to an agreement between the parties, the Court issued an order staying both Centrify's infringement action concerning the '005 Patent and Centrify's infringement action concerning the '360 Patent until ninety days after the earlier of (a) the conclusion of all reexamination-related appeals by the Board of Patent Appeals and Interferences pertaining to the '501 Patent and the '005 Patent; (b) if appeals to the Board of Patent Appeals and Interferences are taken in one, but not both of the reexamination proceedings pertaining to the '501 Patent and the '005 Patent, the decision of all reexamination-related appeals by the Board of Patent Appeals and Interferences in the appealed case; or (c) the deadline for the parties to file appeals to the Board of Patent Appeals and Interferences passes in the reexamination proceedings pertaining to both the '501 Patent and the '005 Patent without an appeal being timely filed in either proceeding.

On August 31, 2010, we filed a petition with the United States Patent and Trademark Office alleging that Centrify's '005 Patent is invalid and requesting the United States Patent and Trademark Office to commence an inter partes reexamination of the patentability of Centrify's '005 Patent. On November 15, 2010, the United States Patent and Trademark Office granted our petition for inter partes reexamination of the patentability of Centrify's '005 Patent and issued a first office action rejecting all claims of Centrify's '005 Patent. On January 18, 2011, Centrify filed a response to the United States Patent and Trademark Office's first office action. On October 19, 2011, the United States Patent and Trademark Office issued an Action Closing Prosecution, rejecting all claims of Centrify's '005 Patent. On November 21, 2011, Centrify filed comments after the Action Closing Prosecution. On December 20, 2011, Quest filed a response to Centrify's comments. On January 24, 2012, the United States Patent and Trademark Office issued a Right of Appeal Notice.

On September 30, 2010, Centrify filed a petition with the United States Patent and Trademark Office alleging that our '501 Patent is invalid and requesting the United States Patent and Trademark Office to commence an inter partes reexamination of the patentability of our '501 Patent. On November 30, 2010, the United States Patent and Trademark Office granted Centrify's petition for inter partes reexamination of the patentability of our '501 Patent. On January 21, 2011, the United States Patent and Trademark Office issued a first office action rejecting all claims of our '501 Patent. Our response to the United States Patent and Trademark Office was filed on March 21, 2011. On October 20, 2011, the United States Patent and Trademark Office issued an Action Closing Prosecution, rejecting all claims of our '501 patent. On December 16, 2011, the United States Patent and Trademark Office issued a Right of Appeal Notice. On January 16, 2012 we filed a Notice of Appeal. We believe that our '501 patent is valid and enforceable and intend to vigorously defend the patentability of the '501 Patent.

On May 2, 2011, Quest and Likewise agreed to the terms of a Settlement Agreement under which Quest agreed to dismiss the lawsuit against Likewise in exchange for a permanent injunction preventing Likewise (and its subsidiaries, affiliates, successors and assigns) from making, using, selling, offering to sell, importing, exporting, or supporting products or services that constitute technology covered by Quest's '501 patent or that utilize or embody the method covered by Quest's '501 patent. On May 23, 2011, the Utah Court entered the mutually agreed upon permanent injunction against Likewise, ending the case against Likewise.

General. The Company and its subsidiaries are also involved in other legal proceedings, claims and litigation arising in the ordinary course of business. The foregoing discussion includes material developments that occurred during the year ended December 31, 2011 or thereafter in our material legal proceedings.

Redeemable Noncontrolling Interest. In connection with our acquisition of a 60 percent voting equity interest in Smarsh, Inc. in October 2011, the minority shareholder who holds the remaining 40 percent noncontrolling interest was granted the right to require us to purchase half of the 40 percent noncontrolling interest from the first anniversary until the fifth anniversary of the acquisition date. The maximum redemption value payable by us in that case would be $22 million. This 20 percent noncontrolling interest is accounted for as redeemable noncontrolling interest because redemption is outside our control. As such, the redeemable noncontrolling interest is reported in the mezzanine section as temporary equity in our consolidated balance sheets. As of December 31, 2011, the carrying amount of the redeemable noncontrolling interest was increased to the redemption value of $22 million. The increase of $8.2 million was recorded in net loss attributable to noncontrolling interest, thereby directly affecting net income attributable to Quest Software, Inc.

Construction of Building. We entered into development agreement for facilities to house our Business Operations and Advanced Technology Center in Cork, Ireland. As of December 31, 2011, we incurred $5.2 million for the land and $6.4 million for the construction of the building. Under the development agreement, we expect approximately $18 million of capital expenditures to complete the construction of the building in 2012.

In the normal course of our business, we enter into certain types of agreements that require us to indemnify or guarantee the obligations of other parties. These commitments include (i) intellectual property indemnities to licensees of our software products, (ii) indemnities to certain lessors under office space leases for certain claims arising from our use or occupancy of the related premises, or for the obligations of our subsidiaries under leasing arrangements, (iii) indemnities to customers, vendors and service providers for claims based on negligence or willful misconduct of our employees and agents, (iv) indemnities to our directors and officers to the maximum extent permitted under applicable law, and (v) letters of credit and similar obligations as a form of credit support for our international subsidiaries and certain resellers. The terms and duration of these commitments varies and, in some cases, may be indefinite, and certain of these commitments do not limit the maximum amount of future payments we could become obligated to make there under; accordingly, our actual aggregate maximum exposure related to these types of commitments cannot be reasonably estimated. Historically, we have not been obligated to make significant payments for obligations of this nature, and no liabilities have been recorded for these obligations in our financial statements included in this report.